Prospectus Supplement*
October 6, 1997

IDS Discovery Fund, Inc. (September 29, 1997)        S-6457 L(9/97)


         The following new subsection has been added to the section titled Facts about investments and their risks:

         Short sales: The Fund may engage in short sales. In these transactions, the Fund sells a security that it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security that was borrowed by purchasing it at the market price on the replacement date. The price at such time may be more or less than the price at which the Fund sold the security. The Fund will designate cash or liquid securities to cover its open short positions. The Fund also may engage in "short sales against the box," a form of short-selling that involves selling a security that the Fund owns (or has an unconditional right to purchase) for delivery at a specified date in the future. This technique allows the Fund to hedge protectively against anticipated declines in the market of its securities or to defer an unrealized gain. If the value of the securities sold short increased prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.


         S-6457-1(10/97)


         Valid until next prospectus update

         *Destroy October 1, 1998